UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2021

INFINT ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	6770	98-1602649
(State or Other Jurisdiction of Incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

32 Broadway, Suite 401

New York, NY 10004

(Address of Principal Executive Offices) (Zip Code)

212-287-5010

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	IFIN.U	The New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	IFIN	The New York Stock Exchange
Redeemable warrants, exercisable for Class A ordinary shares at an exercise price of $11.50 per share	IFIN.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 18, 2021, the Registration Statement on Form S-1, as amended (File No. 333-256310) (the “Registration Statement”) relating to the initial public offering of units of InFinT Acquisition Corporation (the “Company”) was declared effective by the Securities and Exchange Commission (“SEC”).

In connection with the consummation of the IPO (defined below), the Company entered into an Underwriting Agreement and various other agreements filed as exhibits to the Registration Statement and filed an amended and restated memorandum and articles of association (the “Articles”) with the Cayman Islands on November 23, 2021. The material terms of such agreements and the Articles are fully described in the Company’s final prospectus, dated November 23, 2021, as filed with the SEC on November 23, 2021. The executed agreements and the Articles are filed as exhibits to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On November 23, 2021, the Company consummated its initial public offering (“IPO”) of 17,391,200 of its units (“Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (“Ordinary Shares”), and one-half of one warrant (“Warrant”), with each whole Warrant entitling the holder to purchase one Ordinary Share at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $173,912,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 7,032,580 warrants (“Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $7,032,580, to the Company’s sponsor, InFinT Capital LLC. The Private Warrants are identical to the Warrants sold in the IPO. The purchasers of the Private Warrants have agreed not to transfer, assign or sell any of the securities purchased in the Private Placement, including the underlying Ordinary Shares of Common Stock (except to certain permitted transferees), until after the consummation of the Company’s initial business combination.

An audited balance sheet as of November 23, 2021 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing the consummation of the IPO and Private Placement is included as Exhibit 99.2 to this Current Report on Form 8-K.

On November 23, 2021, the Company consummated the sale of an additional 764,262 Private Warrants in connection with the underwriter’s exercise of its over-allotment option to purchase an additional 2,608,680 Units for gross proceeds of $26,086,800. The Private Warrants were sold at $1.00 per Private Warrant, generating additional gross proceeds of $764,262. Following the closing of the over-allotment option, the Company generated total gross proceeds of $207,795,642 from the IPO and the Private Placement, of which the Company raised $199,998,880 in the IPO, $7,796,842 in the Private Placement and of which $202,998,782 was placed in the Company’s trust account established in connection with the IPO.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 18, 2021, between the Company and EF Hutton, division of Benchmark Investments, LLC, as representative of the underwriters set forth on Schedule I thereto.*
3.1	Amended and Restated Memorandum and Articles of Association, dated November 23, 2021.*
4.1	Warrant Agreement, dated November 23, 2021, between Continental Stock Transfer & Trust Company and the Company.*
10.1	Investment Management Trust Agreement, dated November 23, 2021, between Continental Stock Transfer & Trust Company and the Company.*
10.2	Registration Rights Agreement, dated November 23, 2021, among the Company, and the other signatories made a party thereto.*
10.3	Amended and Restated Founder Share Subscription Agreement, dated November 23, 2021, between the Company and InFinT Capital LLC.*
10.4	Private Placement Warrants Purchase Agreement, dated November 23, 2021, between the Company and InFinT Capital LLC.*
10.5	Transfer Agreement, dated November 23, 2021, among the Company, InFinT Capital LLC and EF Hutton, division of Benchmark Investments, LLC*
10.6	Transfer Agreement, dated November 23, 2021, among the Company, InFinT Capital LLC and JonesTrading Institutional Services LLC*
10.7	Letter Agreement, dated November 23, 2021, among the Company, InFinT Capital LLC, and the other signatories made a party thereto.
10.8	Administrative Support Agreement between the Company and InFinT Capital LLC.
99.1	Audited balance sheet.*
99.2	Press release announcing closing of IPO and closing of over-allotment option.**
104	Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document)*

* Filed herewith.

** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2021

INFINT ACQUISITION CORPORATION

By:	/s/ Alexander Edgarov
Name:	Alexander Edgarov
Title:	Chief Executive Officer